Vectrus and Vertex to Combine, Creating a Global Leader in Mission-Essential Solutions Creates a Leading Government Services Company with 2021 Pro Forma Revenue of Approximately $3.4 Billion, Backlog of Approximately $11.3 Billion, and Adjusted EBITDA of Approximately $283 Million Expected Annualized Cost Synergies of $20 Million, Resulting in Adjusted EBITDA Margin of More Than 8% Broadens Portfolio of Solutions and Technologies to Provide Full Life-Cycle Support Across the Converged Environment Transaction Expected to be Accretive to Adjusted EPS and Free Cash Flow per Share in First Full Year Post-Closing Companies to Host Conference Call Today at 8:00 A.M. ET COLORADO SPRINGS, Colo. and MADISON, Miss., March 7, 2022 – Vectrus, Inc. (NYSE: VEC) and The Vertex Company (“Vertex”) today announced that they have entered into an all-stock merger to create a leading global provider of mission-essential solutions. The combined company will offer significantly expanded technology and service capabilities, delivering a comprehensive suite of integrated solutions and critical service offerings to support national security readiness and modernization initiatives around the world. As U.S. and allied government clients move toward a converged environment, the combined company will be well positioned to meet the mission-essential requirements of its clients while delivering cost savings, increased security and resiliency, and more strategic use of resources. Together, the combined company would have 2021 pro forma revenue of approximately $3.4 billion and adjusted EBITDA of approximately $283 million, inclusive of $20 million of estimated cost synergies, resulting in an adjusted EBITDA margin of more than 8%. With pro forma backlog of approximately $11.3 billion, the company has high revenue visibility and will benefit from increased scale, balance and diversity. With significant cash flow generation and a strong balance sheet, the combined company will retain flexibility for continued growth. EXHIBIT 99.1

“The combination of Vectrus and Vertex will create a stronger, more diversified company and one of the leading providers of critical mission solutions and support to defense clients globally,” said Chuck Prow, Chief Executive Officer of Vectrus. “This highly strategic transaction builds on both companies’ accomplishments over the last several years and significantly accelerates our ability to deliver converged solutions while providing enhanced value for our shareholders and other stakeholders.” Prow continued, “With increased scale and meaningful synergies, the combined company will be more competitive in the national security environment while enhancing the delivery of services to our federal clients. We look forward to combining the strengths of our businesses and teams to build upon both companies’ proud track records of providing critical mission support for our clients’ toughest operational challenges.” Ed Boyington, President and CEO of Vertex, said, “Vertex and Vectrus share mission- oriented foundations and cultural alignment. By joining forces with Vectrus, we will be better positioned to help the Department of Defense and government agencies achieve their objectives, and in the process, create a stronger organization with greater career development and advancement opportunities for our employees. On behalf of the Vertex team, we remain dedicated to our clients’ missions, and we are very pleased to enter this new phase of growth as a combined company.” Creating a Differentiated Industry Leader • Greater Scale and Improved Competitive Positioning – The combination creates a stronger company with greater scale and enhanced ability to compete for more integrated business opportunities. The company will benefit from a more diversified revenue base across geographies, clients, and contract types in supporting missions for the U.S. Department of Defense and other government agencies. The combined company’s contract portfolio will also be more balanced across all agencies served. • Enhanced Portfolio of Technologies and Solutions – The combined company will be uniquely positioned to better provide full life-cycle support to the most critical and enduring missions. The complementary breadth of capabilities builds on each company’s leading position in their respective markets. • Attractive Financial Profile and Efficient Capital Structure –The transaction is expected to be accretive to Vectrus’s adjusted diluted earnings and free cash flow per share in the first full year following close. The combined company will have significant revenue visibility and expects to generate substantial free cash flow and a pro forma adjusted EBITDA margin profile of more than 8% initially, with plans to improve margins going forward. The combined company will maintain its low capital expenditure business model and benefit from significant tax attributes, allowing for rapid debt reduction. The company will target long-term net debt to EBITDA of 2.0 to

3.0x. • Clearly Identified Cost Synergies and Incremental Revenue Opportunities – The combined company is expected to achieve approximately $20 million in annualized pre-tax net cost synergies by 2024 through efficiencies in supply chain and contract management, shared IT infrastructure, business systems right-sizing, and general corporate costs. The combined capabilities also will create meaningful incremental revenue growth opportunities across the company’s key addressable markets in operations and logistics, aerospace, training, and technology. Transaction Terms Under the terms of the merger agreement, Vertex shareholders will own approximately 62% of the combined company on a fully diluted basis, while Vectrus shareholders will own approximately 38%. The transaction implies a value for Vertex of approximately $2.1 billion, or approximately 9.5x 2021 adjusted EBITDA net of $20 million of cost synergies and the present value of Vertex’s existing tax attributes of approximately $160 million. Leadership and Governance Upon closing of the transaction, Mr. Prow, CEO of Vectrus, will serve as CEO of the combined company, and Susan Lynch, CFO of Vectrus, will serve as CFO. The broader leadership team will be comprised of executives from both companies. The combined company’s Board of Directors will be comprised of 11 members, six directors from the current Vectrus board, including Mr. Prow, and five directors appointed by Vertex, including Mr. Boyington, President and CEO of Vertex. An independent member of the current Vectrus Board of Directors will serve as Chairman. The combined company plans to announce the members of the Board of Directors prior to closing. The combined company will introduce a new name post-closing and will maintain its listing on the NYSE. The company will be headquartered in Northern Virginia, with a significant operating presence maintained in other key locations in the U.S. and around the world. Shareholder Rights At closing of the transaction, Vectrus will enter into a shareholders agreement containing certain rights and other terms relating to American Industrial Partners Capital Fund VI LP (AIP) shareholdings following the transaction, including board designation rights that adjust as AIP and the other Vertex shareholders reduce their ownership. Other terms include, among other things, that AIP will be subject to a standstill agreement for so long as it retains board designation rights and that AIP and Vertex’s other shareholders will be subject to a six-month lockup agreement and thereafter will have customary registration rights. Financing and Approvals The merger, which was unanimously approved by the Vectrus Board of Directors, is expected to close in the third quarter of 2022, subject to satisfaction of customary closing conditions, including receipt of regulatory and Vectrus shareholder approvals. Vertex’s capital structure will remain in place and the companies anticipate refinancing Vectrus’s existing debt as part of an upsized Vertex debt capital structure at close. Vectrus Fourth Quarter and Full-Year 2021 Results In a separate press release issued today, Vectrus reported its fourth quarter and full- year 2021 financial results. Advisors Goldman Sachs & Co. LLC is acting as exclusive financial advisor to Vectrus, and Skadden, Arps, Slate, Meagher & Flom LLP and Covington & Burling LLP are acting as legal counsel. Vectrus was also advised by Ernst & Young and Wolf Den Associates. RBC Capital Markets, LLC and Evercore are acting as financial advisors to Vertex, and Jones Day, Baker Botts LLP and Ropes & Gray LLP are acting as legal counsel. Vertex was also advised by Fairmont Consulting Group. Conference Call Management will conduct a conference call with analysts and investors at 8:00 a.m. E.T. today, March 7, 2022. U.S.-based participants may dial in to the conference call at 877-407-0792, while international participants may dial 201-689-8263. A live webcast of the conference call as well as an accompanying slide presentation will be available on the Vectrus Investor Relations website at investors.vectrus.com or https://www.webcaster4.com/Webcast/Page/1431/44827. A replay of the conference call will be posted on the Vectrus website shortly after completion of the call and will be available for one year. A telephonic replay will also be available at 844-512-2921 (domestic) or 412-317-6671 (international) with passcode 13727760.

About Vectrus For more than 70 years, Vectrus has provided critical mission support for our customers' toughest operational challenges. As a high-performing organization with exceptional talent, deep domain knowledge, a history of long-term customer relationships, and groundbreaking technical expertise, we deliver innovative, mission-matched solutions for our military and government customers worldwide. Whether it's base operations support, supply chain and logistics, IT mission support, engineering and digital integration, security, or maintenance, repair, and overhaul, our customers count on us for on-target solutions that increase efficiency, reduce costs, improve readiness, and strengthen national security. Vectrus is headquartered in Colorado Springs, Colo., and includes about 8,100 employees spanning 205 locations in 28 countries. In 2021, Vectrus generated sales of approximately $1.8 billion. For more information, visit the company’s website at www.vectrus.com or connect with Vectrus on Facebook, Twitter, and LinkedIn. About Vertex The Vertex Company is headquartered in Madison, Mississippi and employs approximately 6,000 employees, over 40 percent of whom are Armed Forces veterans, operating in over 125 locations worldwide. Vertex delivers integrated turnkey lifecycle support from concept definition, to engineering and manufacturing, through end of life support of complex systems and platforms, Vertex offerings include all levels of aviation maintenance, worldwide contractor logistics support, systems engineering and integration, specialized onsite mission execution, high consequence training programs for defense and commercial customers, and integrated supply-chain solutions. Over our 50-year history, we have perfected the balance of cost, schedule, and performance to offer high-quality solutions that consistently exceed customer requirements. Information about Vertex can be found at vtxco.com. Vertex is majority owned by American Industrial Partners Capital Fund VI LP (AIP), a fund managed by an operationally oriented private equity firm with $8 billion of assets under management (for more information on AIP visit americanindustrial.com). FORWARD-LOOKING STATEMENTS. Certain material presented in this press release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, Vectrus may be unable to obtain shareholder approval as required for the Transaction; conditions to the closing of the Transaction may not be satisfied; the possibility that anticipated benefits of the Transaction may not be realized or may take longer to realize than expected; the possibility that costs related to Vectrus's integration of Vertex’s operations may be greater than expected and/or that revenues following the Transaction may be lower than expected; Vectrus’s business may suffer as a result of uncertainty surrounding the Transaction and disruption of management’s attention due to the Transaction; the outcome of any legal proceedings that arise that are related to the Transaction; Vectrus may be adversely affected by other economic, business, and/or competitive factors; the risk that Vectrus may be unable to obtain governmental and regulatory approvals required for the Transaction, or that required governmental and regulatory approvals may delay the Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Transaction or cause the parties to abandon the Transaction; the impact of legislative, regulatory, competitive and technological changes; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the effect of the Transaction on the ability of Vectrus to retain and maintain relationships with both Vectrus’s and Vertex’s customers, including the U.S. Government; other risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; responses from customers and competitors to the Transaction; the risk that the integration of Vertex may distract management from other important matters; results from the Transaction may be different than those anticipated; statements about Vectrus’s 2022 performance outlook, five-year growth plan, revenue, DSO, contract opportunities, the impacts of COVID-19, and any discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," "goal" or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Additional Information and Where to Find It In connection with the Transaction, Vectrus plans to file with the SEC and mail or otherwise provide to its shareholders a proxy statement/prospectus regarding the Transaction. BEFORE MAKING ANY VOTING DECISION, VECTRUS’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY VECTRUS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the proxy and other documents containing important information about Vectrus and Vertex, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Vectrus makes available free of charge at www.vectrus.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC. Participants in Solicitation Vectrus, its directors and certain of its respective executive officers may be considered participants in the solicitation of proxies in connection with the Transaction. Information about the directors and executive officers of Vectrus is set forth in Vectrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 2, 2021, and its definitive proxy statement for the 2021 annual meeting of shareholders, which was filed with the SEC on March 23, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K. To the extent the holdings of securities of Vectrus by Vectrus’s directors and executive officers have changed since the amounts set forth in Vectrus’s proxy statement for its 2021 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the Transaction will be included in the proxy statement/prospectus relating to the Transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the definitive proxy statement regarding the acquisition described above. Non-GAAP Measures This press release includes certain non-GAAP financial measures, including EBITDA and Pro forma Adjusted EBITDA. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. Vertex and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Contact Information Vectrus Mike Smith, CFA michael.smith@vectrus.com (719) 637-5773 Or Jim Golden / Scott Bisang / Tim Ragones Joele Frank, Wilkinson Brimmer Katcher

212-355-4449 The Vertex Company Rick Mendoza Richard.mendoza@vtxco.com (601) 607-6022